Globalstar


Launching
the **future**.

Full Year 2010 Earnings Call Presentation

March 31, 2011

Globalstar Introduction
Safe Harbor Language

This presentation contains certain statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements, such as the statements regarding our ability to develop and expand our business, our anticipated capital spending (including for future satellite procurements and launches), our ability to manage costs, our ability to exploit and respond to technological innovation, the effects of laws and regulations (including tax laws and regulations) and legal and regulatory changes, the opportunities for strategic business combinations and the effects of consolidation in our industry on us and our competitors, our anticipated future revenues, our anticipated financial resources, our expectations about the future operational performance of our satellites (including their projected operational lives), the expected strength of and growth prospects for our existing customers and the markets that we serve, commercial acceptance of our new Simplex products, including our SPOT satellite GPS messenger TM products, problems relating to the ground-based facilities operated by us or by independent gateway operators, worldwide economic, geopolitical and business conditions and risks associated with doing business on a global basis and other statements contained in this Report regarding matters that are not historical facts, involve predictions.

Any forward-looking statements made in this presentation speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K which is being filed later today, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

2010 Company Strategic Initiatives

Innovation helped drive market development, revenue generation and led to decreased operating costs

- **Innovation**
  - Company continued to develop innovative and award-winning mobile satellite SPOT products for retail and commercial customers
- **New Market Development**
  - SPOT Satellite GPS Messenger™ innovation lead to new market development for retail consumer products
- **Increased Revenues**
  - New MSS retail consumer market and retention of legacy customers helped drive increased revenue
- **Decreased Operating Costs**
  - Acquisition of Axonn paved the way for our move to LA, and implementation of cost saving initiatives leading to reduced costs

Globalstar Key Value Drivers

Substantial progress was made in launch of the new constellation and development of retail customer segment



- Second-Gen Satellite Deployment Is Now Underway with the next launch of six new satellites scheduled for May









- Core Voice and Data Products and Services with historically proven industry leading high value CDMA voice quality and a direct and indirect chain of distribution
- The leading MSS innovator of affordable award-winning consumer retail mobile satellite products and services with a distribution chain of over 10,000 points of global retail distribution
- Potentially Valuable Domestic and International authorization of S and L-band "Big LEO" spectrum

2010 Highlights
Second-generation constellation deployment begins

- First launch was successfully conducted on October 19, 2010
- Funded by $738m financing which featured a low cost COFACE-backed credit facility
- Globalstar orbited six new second-generation constellation satellites using Arianespace's highly reliable Soyuz launch vehicle
- Once the new satellite constellation is fully deployed this will enable a return to high quality and reliable services for Globalstar voice and duplex data customers



2010 Highlights

Continued transition into the only mass market MSS consumer retail products company

- SPOT Satellite GPS Messenger™
  - New enhanced device shipped in late first quarter of 2010
  - Can send pre-assigned messages to friends, family, co-workers or in case of an emergency, an emergency response call center
  - SPOT consumer devices have helped initiate more than 1100 rescues since first being introduced in late 2007
- SPOT HUG
  - security, theft-recovery and messaging product designed to protect and track mobile assets such as maritime craft (yachts, jet-skis), motorcycles, etc.
  - Began shipping in late 2010
- DeLorme PN60-W with SPOT Communicator
  - Began shipping in summer of 2010
  - Wirelessly synchs to the DeLorme PN60-W GPS device allowing users to send customized text messages using the device touch screen keyboard and the Globalstar network


spot

TIME
"100 Greatest and Influential Gadgets"





CES
2011 Innovations Award Honoree

Post 2010 Highlight – SPOT Connect™

Continued commitment to innovation and new consumer market development

- Globalstar further solidified its unique role as the leading innovator of award-winning MSS retail consumer products by releasing SPOT Connect
  - Introduced at the 2011 CES tradeshow in Las Vegas
  - Wirelessly synchs via Bluetooth with smartphone operating systems like Android and iPhone
  - Provides one-way messaging connectivity using the Globalstar satellite network for sending GPS location-based text messages to friends, family and co-workers
  - SPOT Satellite GPS Messenger features are initiated using the SPOT Connect app on the smartphone device



2011 Innovations Award Honoree

2010 Highlights

Revenue and subscriber growth with SPOT consumer products

Thanks to the success of the enhanced SPOT Satellite GPS Messenger consumer product, Globalstar increased both revenue and total subscribers during 2010



Globalstar Revenue (in $millions)
100
80
60
40
20
0
2008
2009
2010
Globalstar Revenue (in $millions)



Globalstar Subscribers
500000
400000
300000
200000
100000
0
Q4 2008
Q4 2009
Q4 2010
Globalstar Subscribers

2010 Highlights
Relocation to Covington, Louisiana

- Move maximizes the benefits of our recent acquisition of Covington-based satellite asset tracking and consumer messaging products manufacturer Axonn
- Globalstar now incurring lower operating costs including an expected 20-25 percent decrease in 2011 payroll expenses for functions relocated to Covington
- Globalstar also accepted a package of economic incentives from the State of Louisiana associated with the relocation
- Globalstar believes it is the first integrated mobile satellite company featuring decreased pre-production costs and shorter time to market for the Company's integrated wireless and satellite based consumer and commercial products




Covington



2010 Highlights

MSS spectrum and wireless broadband initiatives

In July 2010 the Federal Communications Commission (FCC) initiated proceedings to make additional wireless spectrum in the United States available for mobile broadband networks using mobile satellite services (MSS) spectrum

FEDERAL COMMUNICATIONS COMMISSION

- On July 15th the FCC announced it was taking steps, "to make additional spectrum available for new investment in mobile broadband networks by promoting flexible use and removing barriers, while ensuring robust mobile satellite capabilities."

- In its recent Notice of Proposed Rulemaking and Notice of Inquiry the FCC also stated, "three frequency bands that are allocated to the MSS are capable of supporting broadband service," including the, "Big LEO Band from 1610-1626.5 MHz and 2483.5-2500 MHz."

Globalstar has filed extensive comments in this process and continues to engage in discussions with the FCC to further its recommendations in these proceedings.

Spectrum and Regulatory Update

MSS spectrum and wireless broadband initiatives

- Globalstar continues to participate in the ongoing proceedings regarding its ancillary terrestrial component (ATC) authority and ATC gating requirements

- The International Bureau of the Federal Communications Commission (FCC) has granted Globalstar conditional authority to operate its second-generation satellites within the United States

- This authority will become effective once Globalstar completes registering the constellation with France, which is expected to occur in the near future

- Globalstar has received an amendment from the COFACE bank syndicate allowing the Company to complete registration of the new satellites with the French regulatory authorities

Space Segment - Constellation Deployment Begins

Globalstar launches satellites

- First launch was successfully conducted on October 19, 2010
- Globalstar orbited six new second-generation constellation satellites using Arianespace's highly reliable Soyuz launch vehicle
- Globalstar commenced extensive in-orbit testing and orbit raising operations via its Satellite Operations Control Center
- All six new satellites have been raised to an operational altitude of 1414 km or approximately 870 miles and are operational
- Once the French registration of the new constellation is completed, the second-generation satellites launched in 2010 will begin to provide services for North American customers



Space Segment - Second-Generation Constellation

Globalstar 2 Satellites

- The new second-generation satellites have a design life of 15 years
- They are fully compatible with Globalstar's current mobile satellite voice and data products including the lineup of SPOT consumer products
- Once the satellites are operational, service availability and reliability improvements will benefit the Company's voice and duplex data customers
- With each subsequent launch, these customers can expect a progressive return to high quality system access and reliability



Space Segment - Second Launch

Scheduled for mid May 2011


Baikonur Cosmodrome
Soyuz
Globalstar
GB2 LAUNCH 2

- Second batch of six new satellites was delivered by Thales Alenia Space earlier this month



- All six have been transported to the Baikonur Cosmodrome for final pre-launch preparation and testing



- The satellites will be attached to the dispenser, then mated to the upper stage of the Soyuz for final integration with the launch vehicle
- Launch is scheduled for mid-May
- Barring any unforeseen issues we expect the third launch to take place approximately 60-90 days following the second launch

Finance Review

2008 - 2010 Annual Revenue Summary



$100,000
$80,000
$60,000
$40,000
$20,000
$0
($ in 000s)
$86,055
$12,071
$56,127
$3,767
$14,089
$64,279
$16,118
$32,603
$4,430
$11,128
$67,941
$23,690
$25,468
$10,165
$8,617
2008
2009
2010
Other
Simplex
Duplex
SPOT

- Globalstar believes 2010 represented a strategic, operating and financial inflection point for the Company
- First annual revenue growth since 2006
- Company is well positioned to experience continued growth in all our key markets with the return to healthy duplex service in 2011 and beyond, the commercialization of new products, and the continued growth of SPOT and Simplex

Finance Review

2008 - 2010 Annual Operating Expenses Summary



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
($ in 000s)
$ 98,483
$61,351
$37,132
$ 85,414
$49,210
$36,204
$ 72,999
$41,827
$31,172
2008
2009
2010
Cost of Services
Marketing, General and Administrative

- Globalstar continues to improve its cost structure even in a revenue growth environment
- The transition of our company headquarters to Louisiana in 2010 positions the company to continue to reduce operating costs and to further capture the significant incremental operating leverage of Globalstar's business model

Income Statement Review

2008 - 2010 Annual Financial Summary

($ in 000s)	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2010
Revenue			
Service Revenue	$ 61,794	$ 50,228	$ 50,937
Equipment Revenue	24,261	14,051	17,004
Total Revenue	**$ 86,055**	**$ 64,279**	**$ 67,941**
Operating Expenses			
Cost of Services	$ 37,132	$ 36,204	$ 31,172
Cost of Subscriber Equipment	17,921	9,881	13,182
Reduction in the Value of Equipment	405	913	10,862
Marketing, General & Administrative	61,351	49,210	41,827
Reduction in the Value of Assets	-	-	3,249
Depreciation, Amortization & Accretion	26,956	21,862	27,418
Total Operating Expenses	**$ 143,765**	**$ 118,070**	**$ 127,710**
Operating Loss	**$ (57,710)**	**$ (53,791)**	**$ (59,769)**
Other Income (Expense)	$ 34,918	$ (21,132)	$ (37,698)
Net Loss	**$ (22,792)**	**$ (74,923)**	**$ (97,467)**
Adjusted EBITDA [1]	**$ (14,187)**	**$ (12,632)**	**$ (8,475)**

(1) Adjusted EBITDA is adjusted to exclude non-cash compensation expense, asset impairment charges, foreign exchange gains/(losses), R&D costs associated with the development of new consumer products, and certain other one-time charges. Management uses Adjusted EBITDA in order to manage the Company's business and to compare its results more closely to the results of its peers.

Finance Review

Liquidity

($ in millions)

Liquidity		
2010 Ending Cash Balance	$	33
COFACE Availability		27
Contingent Equity		60
Total	**$**	**120**
1st 24 Satellites Capital Expenditures		
Thales Alenia - Second Generation Satellites	$	28
Thales Alenia - Satellite Operations Control Center		1
Arianespace Launch Services		24
Launch Insurance		28
Other Capital Expenditures and Capitalized Labor		5
Total	**$**	**86**

- Globalstar maintains liquidity to fund the remaining capital expenditures to complete the construction and launch of the 1st 24 second generation satellites

Note: Excludes ground upgrades and any expenditures associated with additional satellite construction and launch services.

Finance Review

Principal Opportunities and Initiatives

- 2010 represented a milestone year for Globalstar financially and operationally including the first year over year revenue growth since 2006, continued reduction of operating expenses, the relocation of the Company's headquarters to Covington, LA and the beginning of the successful deployment of our second generation constellation
- Going forward, Globalstar's management team is committed to the following initiatives:
  1) *Duplex Service Quality Improvement* – Re-launching high quality duplex service concurrent with completion of the remaining second generation launches – improved voice quality will drive usage and new subscriber acquisition
  2) *New Product Development* – Continued development and market introductions of innovative new products including SPOT Connect – current 10,000 consumer points of distribution will enhance our ability to benefit from the market demand for our innovative product set
  3) *Re-Engaging Current Subscriber Base* – Our ability to revive and re-engage our current duplex subscriber base will be a significant initiative throughout 2011
  4) *SPOT / Simplex* – Continued success of SPOT and Simplex initiatives by focusing on new sales channels and applications
  5) *Rationalizing Operating Expenses* – Management is focused on right-sizing our personnel and operating expenses and leveraging the low cost benefits of the Company's relocation to Louisiana
  6) *Disciplined Capital Expenditure Strategy* – Company remains focused on allocating capital toward initiatives that provide the highest return on capital

Summary
2010-11 strategic Initiatives







- **Innovation**
  - New MSS products and services
- **New Market Development**
  - MSS consumer retail marketplace
- **Increased Revenues**
  - SPOT Satellite GPS Messenger
- **Decreased Costs**
  - Lower operating costs with relocation to Louisiana



Globalstar

Launching the Future